Exhibit 99.C

Third Quarter 2007 Financial & Operational Update November 6, 2007

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2007 plan, including achieving our debt-reduction targets, earnings and cash flow targets; changes in reserve estimates based upon internal and third party reserve analyses; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully form, market, and operate a master limited partnership, our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward- looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 49 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. With regard to any discussion of a potential pipeline master limited partnership, a registration statement relating to such securities has been filed with the Securities and Exchange Commission but has not yet become effective. The securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom. Non-GAAP Financial Measures EBITDA is defined as EBIT, depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. This non-GAAP financial measure may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own Our Vision & Values

Continued Progress in Core Businesses EPS from continuing operations up 33 percent Operational results ahead of target Completed Peoples acquisition Significant exploration success in Brazil Substantial growth opportunities Filed registration statement for MLP-El Paso Pipeline Partners On track for 4Q IPO

11 a meaningful company delivering meaningful results Financial Results doing meaningful work

Financial Results EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 307 (294) 13 (98) 111 24 135 9 $ 126 $ 0.15 0.03 $ 0.18 697 2006 Three Months Ended September 30, $ 483 (228) 255 100 155 - 155 9 $ 146 $ 0.20 - $ 0.20 759 2007 $ Millions, Except EPS

Items Impacting 3Q 2007 Results Continuing operations Adjustments* Brazilian power impairments Crude oil trading liability Case Corporation indemnity MTM gain on production-related derivatives Adjusted Diluted EPS-Continuing operations $ 255 $ 65 $ (77) $ 11 $ (15) Pre-tax $ 155 $ 65 $ (49) $ 7 $ (10) After-tax $ 0.20 0.09 (0.07) 0.01 (0.01) $ 0.22 Diluted EPS $ Millions, Except EPS *All adjustments except Brazilian power impairments assume a 36% tax rate

Adjusted Pipeline EBITDA: $445 MM3 Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate & Other Total Three Months Ended September 30, 2007 $ 275 232 (8) (67) 51 $ 483 Cash Capex1 EBIT DD&A $ 94 194 - 1 4 $ 293 $ 318 1,264 - - (6) 2 $ 1,576 $ Millions $ 369 426 (8) (66) 55 $ 776 EBITDA 1Includes acquisitions 2Insurance recoveries 3Adjusted to reflect 50% interest of Citrus EBITDA on a proportional basis; see appendix for details

Cash Flow Summary $ 276 1,293 1,569 (76) 1,493 (31) $ 1,462 $ 1,796 $ 1,182 $ 112 Income from continuing operations Non-cash adjustments Subtotal Working capital changes and other Cash flow from continuing operations Discontinued operations Cash flow from operations Capital expenditures Acquisitions Dividends paid 2007 Nine Months Ended September 30, $ Millions $ 546 846 1,392 340 * 1,732 280 $ 2,012 $ 1,510 $ - $ 108 2006 *Includes $896 MM return of margin collateral

Marketing Financial Results EBIT MTM for production-related derivatives MTM for other natural gas derivative contracts MTM power contracts Settlements, demand charges, and other Operating expenses and other income EBIT $ 15 (4) (11) (9) 1 $ (8) Three Months Ended September 30, 2007 2006 $ 67 (186) 27 (13) (3) $ (108) $ Millions

2007 and 2008 Natural Gas Hedge Program 14 TBtu $8.00 floor/ $16.89 ceiling 22 TBtu $7.66 fixed price 22 TBtu $7.50 floor Balance at Market Price Ceiling Floors 36 TBtu Average cap $11.25/MMBtu 58 TBtu Average floor $7.68/MMBtu Positions as of September 30, 2007 (Contract Months October 2007 - Forward) Note: See full Production-Related Derivative Schedule in Appendix 137 TBtu Average cap $10.06/MMBtu 104 TBtu $8.00 floor/ $10.82 ceiling 33 TBtu $7.65 fixed price 137 TBtu Average floor $7.92/MMBtu Ceiling Floors 2007 2008

El Paso Pipeline Partners Filed registration statement with SEC Working with SEC to finalize registration On track for 4Q IPO

Continued Financing Progress Reducing Costs 3Q interest expense down 22% vs. 2006 Adding Liquidity Upsized EPEP revolver $500 MM ? $1 billion Maturity: 2012 Upsized unsecured L/C facility $150 MM ? $300 MM at 9/30 $500 MM today Maturity: 2009 QTR YTD 2006 294 941 2007 228 742 $941 $742 $294 $228 Interest Expense 3Q 2006 3Q 2007 YTD 2006 YTD 2007

Pipeline Group 29 a meaningful company delivering meaningful results doing meaningful work

Highlights Excellent 3Q results-9% EBIT increase from 3Q 2006 Throughput continues upward trend EPNG rate case approved by FERC Continued progress on expansion projects FERC approval on SESH and Elba expansion

Pipeline Group Financial Results EBIT Capital expenditures* Total throughput (BBtu/d) 100% owned Equity investments Total throughput Three Months Ended September 30, 2007 2006 $ 275 $ 318 16,576 1,936 18,512 Note: Amounts do not include ANR and related assets which were sold 2/22/07 *Includes hurricane-related capital, net of proceeds, of $21 MM in 3Q 2007 and $39 MM in 3Q 2006 $ 253 $ 248 15,920 1,850 17,770 $ Millions

Continued Throughput Increase YTD T-put 16 0 7 3 TGP Power loads SNG 7% 16% EPNG CIG Rockies supply, expansions, colder weather 6% overall increase % Increase YTD 2007 vs. YTD 2006 3% Power loads Unchanged

Advancing $2 Billion of Committed Growth Projects

$ Millions







	2007	2008–2009	2010 & Beyond
	In-service:	WIC Kanda Lateral	SNG SESH Phase II
	SNG Cypress Phase I	TGP Essex/Middlesex	SNG South System III
	TGP LA Deepwater Link	Cheyenne Plains—Coral	Elba Expansion III & Elba Express
	TGP Triple T	CIG High Plains Pipeline & Storage (50%)	
	CIG Raton Basin	WIC Medicine Bow	
	TGP Northeast ConneXion	SNG Cypress Phase II	
	In-service by year-end:	SNG SESH Phase I	
	LPG Burgos Pipeline (50%)	TGP Carthage	
Total capital	**$60***	**$580**	**$1,440**

*Projects not yet in-service

elpaso 19

TGP Louisiana Deepwater Link Current Production ~700 MMcf/d Connected solely to TGP Anticipated peak production up to 1 Bcf/d LA MS AL Independence Hub Independence Trail Pipeline TGP

TGP Northeast ConneXion-New England Expanding capacity to connect Gulf Coast supplies with New England markets NY VT NH MA PA NJ New Station CT 55,400 HP at 7 locations Capital: $122 MM Capacity: 133 MMcf/d Fully subscribed In-service: Nov. 2007

Pipeline Summary Pipelines continue to deliver excellent results Focused on successful project execution Additional expansion opportunities

Exploration & Production 45 a meaningful company doing meaningful work delivering meaningful results

Third Quarter Highlights Production and capital on target Unit cash cost improvement Portfolio high grading on track Peoples acquisition closed Divestiture process underway Successful Brazil exploration wells We continue to deliver on our commitments

E&P Results EBIT1 Capital expenditures Acquisition capital Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($/Mcfe)2 General and administrative expenses ($/Mcfe) Taxes other than production & income ($/Mcfe) Total cash costs ($/Mcfe)3 $ 232 $ 349 $ 911 848 787 61 $ 1.09 0.64 0.04 $ 1.77 2006 2007 Three Months Ended September 30, $ 141 $ 321 $ 1 810 744 66 $ 1.35 0.57 0.03 $ 1.95 $ Millions 1Does not include $26 MM benefit from cash settlements on production-related derivatives in Marketing segment in 2007 and $19 MM in 2006 2Includes lease operating costs and production-related taxes 3Excludes costs and production associated with equity investment in Four Star

3Q 2006 4Q 2006 1Q 2007 2Q 2007 3Q 2007 Onshore 415 422 433 439 423 TGC 183 182 189 202 205 GOM/SLA 189 209 182 202 206 International 23 17 16 14 14 Production on Target 830 415 183 189 810 23 Note: Includes proportionate share of Four Star equity volumes 17 209 182 422 MMcfe/d 820 16 182 189 433 857 14 202 202 439 848 14 206 205 423 4Q 2007 estimate 840-850 excluding Peoples

Improved E&P Cash Costs $/Mcfe FY 2006 1Q 2007 2Q 2007 3Q 2007 Direct Lifting Costs 0.95 0.95 0.85 0.83 Production Taxes 0.29 0.32 0.33 0.26 General & Administrative 0.59 0.69 0.68 0.64 Taxes Other Than Production & Income 0.03 0.04 0.06 0.04 $1.86 $1.99 $1.92 $0.69 $0.03 $0.03 $0.06 $0.59 $0.68 $0.29 $0.32 $0.33 $0.95 $0.95 $0.85 $1.77 $0.04 $0.64 $0.26 $0.83

Continued Drilling Success High (Pc<40%) Med Low (Pc>80%) GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. S. TX Dev. 40% 77% 99% S. TX Expl. Risk Int'l Dev. 5 26 511 YTD Gross Wells Completed Actual Success Rate 98% success rate YTD

Portfolio High-Grading Progress Update Peoples acquisition successfully closed Integration underway with high level of activity U.S. divestiture package to market Up to 300 Bcfe proved Bids due 4Q 2007 with closing expected 1Q 2008 Brazil sell-down Sell up to 50% non-operated working interest in BM-CAL4 Bids due 4Q 2007 with closing expected 1H 2008

Pinauna Project Update Successfully expanded field Completed drilling and testing Unrisked resource potential of up to 90 MMBOE Pinauna POD area BAS-73 1 3 km Sergi depth BAS-74 Acai-1 BAS-64 Cacau-1 -2,420 m OWC -2,380 m OWC Pinauna Field (BAS-64) 1,350 acres Brazil Camamu

Espirito Santo Bia/Camarupim Discovery Petrobras oper WI 65% El Paso WI 35% 10 km Petrobras oper WI 65% El Paso WI 35% Successfully finished and tested 6-ESS-168 well Established connectivity to 4-ESS-164A well Currently drilling 3-ESS-177 northern appraisal well Bia discovery 6-ESS-168 Petrobras oper WI 100% Appraisal well 3-ESS-177 Brazil Espirito Santo m m m

E&P Summary Continued strong performance in 3Q Solid production Capital program on plan Cash cost improvement High grading portfolio Integrating Peoples acquisition Divestiture process underway Successful Brazil exploration wells

Primed for a Strong Finish MLP IPO on schedule 2007 5th consecutive year of improved earnings Growth in both businesses Organic Acquisitions Hitting targets Building platform for sustainable growth

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; and (iii) interest and debt expense. The company excludes interest and debt expense so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT, depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production per-unit total cash costs or cash operating costs equal total operating expenses less DD&A and cost of products and services divided by total production. Adjusted EPS is earnings per share from continuing operations excluding Brazilian power impairments, Case Corporation indemnity, crude oil trading liability, debt repurchase costs, and MTM losses or gains on the production-related derivatives in our marketing segment in our Marketing segment. It is useful in analyzing the company's on-going earnings potential. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

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Financial Results EBIT Interest & debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders Diluted EPS from continuing operations Diluted EPS from discontinued operations Total diluted EPS Diluted shares (millions) $ 1,501 (941) 560 14 546 95 641 28 $ 613 $ 0.74 0.13 $ 0.87 734 2006 Year-to-date Ended September 30, 2007 $ Millions, Except EPS $ 1,169 (742) 427 151 276 674 950 28 $ 922 $ 0.35 0.96 $ 1.31 699

2007 Analysis of Working Capital and Other Changes $ 83 (4) (59) (27) (211) 142 $ (76) Margin collateral Changes in price risk management activities Settlements of derivative instruments Net changes in trade receivable/payable Settlement of liabilities Other Total working capital changes & other Nine Months Ended September 30, 2007 $ Millions

Items Impacting YTD 2007 Results Continuing operations Adjustments1 Brazilian power impairments Crude oil trading liability Case Corporation indemnity Debt repurchase costs MTM loss on production-related derivatives Effect of change in number of diluted shares2 Adjusted EPS-Continuing operations Discontinued operations (ANR) Adjustments Gain on sale of ANR-related assets Debt repurchase costs (ANR) Adjusted EPS-Discontinued operations (ANR) $ 427 $ 65 $ (77) $ 11 $ 287 $ 63 $ 1,043 $ (1,002) $ 19 Pre-tax $ 276 $ 65 $ (49) $ 7 $ 184 $ 40 $ 674 $ (648) $ 12 After-tax $ 0.35 0.09 (0.07) 0.01 0.26 0.06 (0.01) $ 0.69 $ 0.96 (0.93) 0.02 $ 0.05 EPS $ Millions, Except EPS 1All adjustments except Brazilian power impairments assume a 36% tax rate 2Adjustments to pro forma net income result in an increase in dilutive shares to 757 MM

Adjusted Pipeline EBITDA: $1,464 MM2 Business Unit Contribution Core Business Pipelines Exploration & Production Other Business Marketing Power Corporate & Other Debt repurchase costs Other Total Year-to-date Ended September 30, 2007 $ 957 646 (138) (33) (287) 24 $ 1,169 Cash Capex1 EBIT DD&A $ 279 553 2 1 - 15 $ 850 $ 720 2,256 - - - 2 $ 2,978 $ Millions EBITDA $ 1,236 1,199 (136) (32) (287) 39 $ 2,019 1Includes acquisitions 2Adjusted to reflect 50% interest of Citrus EBITDA on a proportional basis; appendix includes details

Reconciliation of EBIT/EBITDA EBITDA Less: DD&A EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders $ 2,019 850 1,169 (742) 427 151 276 674 950 28 $ 922 $ Millions $ 776 293 483 (228) 255 100 155 - 155 9 $ 146 Nine Months Ended September 30, 2007 Three Months Ended September 30, 2007

Pipeline Group Financial Results EBIT Capital expenditures* Total throughput (BBtu/d) 100% owned Equity investments Total throughput Year-to-date Ended September 30, 2007 2006 $ 957 $ 720 16,174 1,735 17,909 Note: Amounts do not include ANR and related assets which were sold 2/22/07 *Includes hurricane-related capital, net of proceeds, of $32 MM in 2007 year-to-date and $197 MM in 2006 year-to-date $ 885 $ 694 15,275 1,746 17,021 $ Millions

Reconciliation of Citrus EBITDA $ 21 13 9 13 (1) $ 55 $ 369 55 21 $ 445 $ 479 Citrus equity earnings 50% Citrus DD&A 50% Citrus interest 50% Citrus taxes Other* 50% Citrus EBITDA El Paso Pipeline EBITDA Add: 50% Citrus EBITDA Less: Citrus equity earnings Adjusted Pipeline EBITDA Citrus debt at September 30, 2007 (50%) $ Millions Nine Months Ended September 30, 2007 Three Months Ended September 30, 2007 *Other represents the excess purchase price amortization and differences between the estimated and actual equity earnings on our investment $ 63 38 28 39 (3) $ 165 $ 1,236 165 63 $ 1,464

E&P Financial Results $ Millions EBIT1 Capital expenditures Acquisition capital Production (MMcfe/d) Consolidated volumes Four Star volumes Production costs ($/Mcfe)2 General and administrative expenses ($/Mcfe) Taxes other than production & income ($/Mcfe) Total cash costs ($/Mcfe)3 $ 646 $ 1,084 $ 1,180 841 774 67 $ 1.18 0.67 0.04 $ 1.89 2006 2007 Nine Months Ended September 30, $ 503 $ 853 $ 1 786 719 67 $ 1.20 0.62 0.03 $ 1.85 1Does not include $42 MM and $22 MM benefit from cash settlements on production-related derivatives in Marketing segment during 2007 and 2006 2Includes lease operating costs and production-related taxes 3Excludes costs and production associated with equity investment in Four Star

Non-GAAP Reconciliation: E&P Cash Costs Total operating expense Depreciation, depletion, and amortization Costs of products & services Per unit cash cost* Total equivalent volumes (MMcfe)* $ 346 (189) (19) 71,493 $ 4.84 (2.64) (0.28) $ 1.92 Total ($ MM) Per Unit ($/Mcfe) 2Q 2007 $ 1,229 (645) (87) 266,518 $ 4.61 (2.42) (0.33) $ 1.86 Total ($ MM) Per Unit ($/Mcfe) FY 2006 *Excludes volumes and costs associated with equity investment in Four Star $ 328 (170) (24) $ 4.86 (2.52) (0.35) $1.99 Total ($ MM) Per Unit ($/Mcfe) 67,442 1Q 2007 $ 347 (194) (25) 72,392 $ 4.79 (2.68) (0.34) $ 1.77 Total ($ MM) Per Unit ($/Mcfe) 3Q 2007

Marketing Financial Results $ Millions EBIT MTM for production-related derivatives MTM for other natural gas derivative contracts MTM power contracts Settlements, demand charges, and other Operating expenses and other income EBIT $ (63) (26) (43) (28) 22 $ (138) Nine Months Ended September 30, 2007 2006 $ 256 (157) 64 (45) (5) $ 113

Production-Related Derivative Schedule-Fixed Price Note: Positions are as of September 30, 2007 (contract months: October 2007-forward) Designated-EPEP Fixed price-Legacy Fixed price Ceiling Floor Economic-EPEP Fixed price Ceiling Floor Economic-EPM Ceiling Floor Avg. ceiling Avg. floor Economic-EPEP Fixed price Economic-EPM Fixed price Ceiling Floor 1.2 18.4 13.8 13.8 2.1 22.5 35.5 58.0 0.05 0.24 0.24 $ 3.35 $ 8.00 $ 16.89 $ 8.00 $ 7.05 $ 7.50 $ 11.25 $ 7.68 $ 35.15 $ 58.75 $ 55.00 4.6 21.0 93.3 93.3 7.3 11.0 11.0 137.2 137.2 0.93 0.93 $ 3.42 $ 8.37 $ 10.92 $ 8.00 $ 8.24 $ 10.00 $ 8.00 $ 10.06 $ 7.92 $ 57.03 $ 55.00 16.0 16.8 16.8 32.8 32.8 $ 3.74 $ 8.75 $ 6.00 $ 6.30 $ 4.90 2007 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2008 Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) Notional Volume (TBtu) Avg. Hedge Price ($/MMBtu) 2009-2012 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2007 Notional Volume (MMBbls) Avg. Hedge Price ($/Bbl) 2008 Natural Gas Crude Oil

Third Quarter 2007 Financial & Operational Update November 6, 2007